UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2022

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Waverley Oaks Road, Suite 114, Waltham, MA 02452
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 27, 2022, Ondas Holdings Inc. (the "Company") filed a prospectus supplement (the “Prospectus Supplement”) with the Securities and Exchange Commission (“SEC”) in connection with the sale and issuance of 3% senior convertible notes due 2023 in the aggregate original principal amount of $34.5 million (the “Notes”), which Notes are convertible into shares of the Company's common stock under certain conditions more fully described in the Notes. The Notes are being sold pursuant to the terms of a Securities Purchase Agreement, dated October 26, 2022 (the “SPA”), between the Company and each investor in connection with the offering. Oppenheimer & Co. Inc. served as the sole placement agent for the transaction pursuant to the terms of a placement agent agreement, dated October 26, 2022.

The Notes being sold under the SPA will be issued and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-252571) filed with the Securities and Exchange Commission (the "SEC"), on January 29, 2021 (as such registration statement became effective on February 5, 2021, and was expanded to cover additional securities pursuant to a Registration Statement on Form S-3MEF (No. 333-268014), dated October 26, 2022, filed with the SEC pursuant to Rule 462(b) of the Securities Act of 1933, as amended). This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The legal opinion of Snell& Wilmer L.L.P. relating to the legality of the issuance and sale of the Notes and the issuance of the shares of the Company's common stock on conversion of the Notes is attached as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein. The legal opinion of Akerman LLP relating to the legal, valid and binding obligations of the Company under the Notes, and the enforceability against the Company in accordance with the terms of the Notes, is attached as Exhibit 5.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Snell & Wilmer L.L.P.
5.2	Opinion of Akerman LLP.
23.1	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.1).
23.2	Consent of Akerman LLP (included in Exhibit 5.2).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2022	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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